                                                                   EXHIBIT 10.63
                            SECURED PROMISSORY NOTE
                            -----------------------

                                                              June 17, 1996
$500,000                                                Cambridge, Massachusetts

     FOR VALUE RECEIVED, Doros Platika (the "Maker"), promises to pay to Ontogeny, Inc. (the "Company"), or order, the principal sum of $500,000, together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 6.58% per year until paid in full. Principal and all accrued but unpaid interest shall be paid upon the earliest of (i) June 30, 2003, (ii) 30 days after Maker's voluntary resignation as an employee of the Company without Good Reason (as defined in the Employment Agreement dated as of June 17, 1996 between Maker and the Company) and (iii) 180 days after any termination of Maker's employment by the Company other than by reason of his voluntary resignation without Good Reason. Accrued interest shall be paid, in arrears, on June 30 of each year.

     All payments by the Maker under this Note shall be in immediately available funds.

     Payment of this Note is secured by a security interest in certain property of the Maker ("the Collateral") pursuant to a pledge agreement of even date herewith between the Maker and the Company (the "Pledge Agreement") and a mortgage of even date herewith between the Maker and the Company (the "Mortgage").

     This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

     (1) default in the payment when due of any principal or interest under this Note, which is not cured within 30 days after written notice thereof;

     (2) the occurrence of any event of default under the Pledge Agreement or Mortgage, which is not cured within 30 days after written notice thereof; or

     (3) the institution by or against the Maker of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally.

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     Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

     No reference in this Note to the Pledge Agreement or Mortgage shall impair the obligation of the Maker, which is absolute and unconditional, to pay all amounts under this Note strictly in accordance with the terms of this Note.

     No delay or omission on the part of the holder in exercising any right under this Note, the Security Agreement or Mortgage shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral.

     This Note may be prepaid in whole or in part at any time or from time to time.

     None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.


                                        /s/ Doros Platika
                                        -----------------------
                                            Doros Platika

                                       2
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                  FIRST AMENDMENT TO SECURED PROMISSORY NOTE
                  ------------------------------------------

     This First Amendment to Secured Promissory Note is made as of the 31 day of August, 1998.

     Reference is hereby made to that certain Secured Promissory Note dated June 17, 1996 from Doros Platika (the "Maker") in favor of Ontogeny, Inc. (the "Company") in the original principal amount of $500,000.00 (the "Note").

     WHEREAS, the Maker and the Company wish to amend the Note on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Maker and the Company hereby agree that the Note is amended as follows:

     1. The fourth paragraph of the Note (beginning "Payment of this Note") is hereby deleted and replaced with the following:

     "Payment of this Note is secured by a mortgage dated August 31, 1998 from the Maker and Patricia C. Platika to the Company (the "Mortgage").

     2. Except as hereby amended, the Note remains in full force and effect and the parties hereto ratify and confirm the same.

     EXECUTED as a sealed instrument as of the date first above written.

                                             MAKER:


                                             /s/ Doros Platika
                                             -------------------------------
                                             Doros Platika


                                             COMPANY:

                                             ONTOGENY, INC.

                                             By: /s/ George A. Eldridge
                                                ----------------------------
                                                     George A. Eldridge
                                                     Vice President Finance

                  SECOND AMENDMENT TO SECURED PROMISSORY NOTE
                  -------------------------------------------


     This Second Amendment to Secured Promissory Note is made as of the 15/th/ day of December, 1999.

     Reference is hereby made to that certain Secured Promissory Note dated June 17, 1996 from Doros Platika (the "Maker") in favor of Ontogeny, Inc. (the "Company") in the original principal amount of $500,000.00, as amended by a First Amendment to Secured Promissory Note dated August 31, 1998 (collectively, the "Note").

     WHEREAS, the Maker and the Company wish to amend the Note on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Maker and the Company hereby agree that the Note is amended as follows:

     1. The fourth paragraph of the Note (beginning "Payment of this Note") is hereby deleted and replaced with the following:

     "Payment of this Note is secured by a mortgage dated December __, 1999 from the Maker and Patricia C. Platika to the Company (the "Mortgage").

     2. Except as hereby amended, the Note remains in full force and effect and the parties hereto ratify and confirm the same.

     EXECUTED as a sealed instrument as of the date first above written.

                                             MAKER:


                                             /s/ Doros Platika
                                             -------------------------------
                                             Doros Platika


                                             COMPANY:

                                             ONTOGENY, INC.

                                             By: /s/ George A. Eldridge
                                                ----------------------------
                                                     George A. Eldridge
                                                     Vice President Finance